                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Mortgage Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Duration Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Yield Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Global Franchise Fund




* Funds that have not commenced investment operations.

CALIFORNIA INSURED MUNICIPALS INCOME TRUST                  SERIES 231
FLORIDA INSURED MUNICIPALS INCOME TRUST                     SERIES 161
MICHIGAN INSURED MUNICIPALS INCOME TRUST                    SERIES 189
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                  SERIES 153
OHIO INSURED MUNICIPALS INCOME TRUST                        SERIES 136
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                SERIES 297
INVESTMENT GRADE MUNICIPAL TRUST                            SERIES 52
INVESTMENT GRADE MUNICIPAL TRUST                            SERIES 53
INSURED MUNICIPALS INCOME TRUST DISCOUNT                    SERIES 17
INSURED MUNICIPALS INCOME TRUST                             SERIES 498
INSURED MUNICIPALS INCOME TRUST LIMITED                     SERIES 98
INSURED MUNICIPAL LADDERED TRUST                            SERIES 13
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE     SERIES 9
LONG TERM INVESTMENT GRADE TRUST                            SERIES 26
LONG TERM INVESTMENT GRADE TRUST                            SERIES 27
MARYLAND INVESTORS' QUALITY TAX EXEMPT TRUST                SERIES 92
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                SERIES 96
ROLLING TREASURY PORTFOLIO                                  SERIES 1
INVESTMENT GRADE TRUST                                      SERIES 20
VK INSURED INCOME TRUST                                     SERIES 128
VAN KAMPEN INSURED LADDERED TRUST                           SERIES 4
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                     SERIES 17
SELECT S AND P GREATER CHINA PICKS PORTFOLIO                SERIES 2
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO          SERIES 1
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO          SERIES 1
COHEN AND STEERS MASTER MUNICIPAL INCOME PORTFOLIO          SERIES 1
DENT GLOBAL DEMOGRAPHICS PORTFOLIO                          SERIES 2
DIVIDEND INCOME AND VALUE PORTFOLIO                         SERIES 51
DOW 30 INDEX TRUST                                          SERIES 19
VK STRATEGIC 10 U.S.TRADITIONAL SERIES                      JANUARY 2005 SERIES
EAFE STRATEGIC 20 TRUST                                     SERIES 51
ENHANCED INDEX STRATEGIES PORTFOLIO                         SERIES 51
ENERGY PORTFOLIO                                            SERIES 13
FINANCIAL INSTITUTIONS TRUST                                SERIES 25
SELECT 5 INDUSTRIAL PORTFOLIO                               SERIES 51
FOCUS VALUE PORTFOLIO                                       SERIES 14
VK GREAT INTERNATIONAL FIRMS TRUST                          SERIES 25
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                       SERIES 51
VK HEALTHCARE AND PHARMACEUTICAL TRUST                      SERIES 30
STRATEGIC GROWTH LARGE CAP PORTFOLIO                        SERIES 51
STRAT CLSD END TR SEN LOAN AND LTD DUR                      SERIES 3
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                   SERIES 32
COHEN AND STEERS MASTER INCOME PORTFOLIO                    SERIES 2
NASDAQ STRATEGIC 10 TRUST                                   SERIES 51
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO              SERIES 17
S AND P POWERPICKS PORTFOLIO                                SERIES 51
PREFERRED SECURITIES PORTFOLIO                              SERIES 6
S AND P SELECT CORE 20 PORTFOLIO                            SERIES 51
SELECT S AND P INDUSTRIAL PORTFOLIO                         SERIES 51
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                   SERIES 51
VK UTILITY TRUST                                            SERIES 17
COHEN AND STEERS REIT INCOME PORTFOLIO                      SERIES 14
SELECT GROWTH TRUST                                         JANUARY 2005 SERIES
